                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):                August 27, 1999


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


       0-17808                                            04-2940131
(Commission File Number)                       (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
             Boston, MA                                      02110
(Address of principal executive offices)                   (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 10, 1999.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 27, 1999, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its real property located at 13201 Dahlia Street, Fontana, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $9,900,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $9,730,000 and recognized a gain of approximately $2,990,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 7, 1999    NEW ENGLAND PENSION PROPERTIES V;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                              By:  Fifth Copley Corp.,
                                   Managing General Partner


                              By:/s/  Alison Husid Cutler
                              ---------------------------------
                              Name:   Alison Husid Cutler
                              Title:  President, Chief Executive
                                      Officer and Director

New England  Pension Properties V                                      EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited

                                                                  Pro Forma           June 30, 1999
                                                June 30, 1999     Adjustment            Pro Forma
                                                --------------   -------------        --------------
ASSETS
Property, Net                                     $15,598,771     ($6,443,482)(a)        $9,155,289
Joint Venture                                       4,856,955               0             4,856,955

Property held for disposition, net                  1,491,742               0             1,491,742

Cash and cash equivalents                          18,680,758       9,730,384 (a)        28,411,142
                                                --------------   -------------        --------------
                                                  $40,628,226      $3,286,902           $43,915,128
                                                ==============   =============        ==============
LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                      $94,931               0               $94,931
Accrued management fee                                199,943               0               199,943
Deferred management and disposition fees            1,646,212         297,000 (b)         1,943,212
                                                --------------   -------------        --------------
Total liabilities                                   1,941,086         297,000             2,238,086
                                                --------------   -------------        --------------
Partners' capital (deficit):
      Limited partners ($616 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)              38,721,368       2,960,003 (a)        41,681,371
      General partners                                (34,228)         29,899 (a)            (4,329)
                                                --------------   -------------        --------------
Total partners' capital                            38,687,140       2,989,902            41,677,042
                                                --------------   -------------        --------------
                                                  $40,628,226      $3,286,902           $43,915,128
                                                ==============   =============        ==============

New England  Pension Properties V                                      EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited

                                                                                                             Year Ended
                                                                      Year Ended           Pro Forma      December 31, 1998
                                                                   December 31, 1998       Adjustment         Pro Forma
                                                                   -----------------      ------------    -----------------
Investment Activity

Property rentals                                                       $4,103,360         (1,230,444)(c)     $2,872,916
Interest income on loan to ground lessor                                  142,492                  0            142,492
Property operating expenses                                              (949,126)           218,521 (c)       (730,605)
Ground rent expense                                                      (390,000)                 0           (390,000)
Depreciation and amortization                                          (1,003,722)           291,033 (c)       (712,689)
                                                                      ------------       ------------       ------------
                                                                        1,903,004           (720,890)         1,182,114

Equity in joint venture earnings                                          440,440                  0            440,440
                                                                      ------------       ------------       ------------
     Total real estate activity                                         2,343,444           (720,890)         1,622,554

Interest on cash equivalents and short term investments                   488,461                  0            488,461
                                                                      ------------       ------------       ------------
     Total investment activity                                          2,831,905           (720,890)         2,111,015

Portfolio Expenses

Management fee                                                            401,138            (55,800)(f)        345,338
General and administrative                                                255,287             (5,500)(g)        249,787
                                                                      ------------       ------------       ------------
                                                                          656,425            (61,300)           595,125
                                                                      ------------       ------------       ------------
Net income (loss)                                                      $2,175,480          ($659,590)        $1,515,890
                                                                      ============       ============       ============
Net income (loss) per weighted average limited partnership unit            $26.17             ($7.93)(d)         $18.24
                                                                      ============       ============       ============
Weighted average number of limited partnership units
  outstanding during the year                                              82,309             82,309             82,309
                                                                      ============       ============       ============

New England  Pension Properties V                                      EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited

                                                                                                     Six Months Ended
                                                              Six Months Ended       Pro Forma         June 30, 1999
                                                               June 30, 1999         Adjustment          Pro Forma
                                                              --------------        ------------     ----------------
Investment Activity

Property rentals                                                 $1,944,408            (544,216)(e)       $1,400,192
Interest income on loan to ground lessor                            $67,832                   0               67,832
Property operating expenses                                        (499,721)            107,967 (e)         (391,754)
Ground rent expense                                                (195,000)                  0             (195,000)
Depreciation and amortization                                      (485,180)            153,566 (e)         (331,614)
                                                              --------------        ------------       --------------
                                                                    832,339            (282,683)             549,656

Joint venture earnings                                              218,952                   0              218,952

Gain on sale of property                                            107,705                   0              107,705
                                                              --------------        ------------       --------------
     Total real estate activity                                   1,158,996            (282,683)             876,313

Interest on cash equivalents and short term investments             188,056                   0              188,056
                                                              --------------        ------------       --------------
     Total investment activity                                    1,347,052            (282,683)           1,064,369

Portfolio Expenses
Management fee                                                      282,171             (46,800)(f)          235,371
General and administrative                                          137,139                   0              137,139
                                                              --------------        ------------       --------------
                                                                    419,310             (46,800)             372,510
                                                              --------------        ------------       --------------
Net income (loss)                                                  $927,742           ($235,883)            $691,859
                                                              ==============        ============       ==============
Net income (loss) per limited partnership unit                       $11.17              ($2.84)(d)            $8.33
                                                              ==============        ============       ==============
Number of limited partnership units
  outstanding during the period                                      82,228              82,228               82,228
                                                              ==============        ============       ==============


Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net gain per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.